Supplement dated November 17, 2008
to the
Fusion Global Long/Short Fund Prospectus
dated September 28, 2007

This Supplement supercedes the Supplement dated May 1, 2008.  Effective November 14, 2008, Messrs. Gregory J. Christian and Andrew B. Corradetti will serve as co-Portfolio Managers of the Fusion Global Long/Short Fund (the “Fund”), a series of Trust for Professional Managers.  Mr. Michiel H. Hurley no longer serves as a Portfolio Manager of the Fund.

The disclosure in the section entitled “Management of the Fund - Portfolio Managers” on page 10 of the Fund’s Prospectus is amended to read as follows:

Portfolio Managers

Gregory J. Christian is a Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio.  Mr Christian co-founded the Adviser in 2005 with Mr. Corradetti, and serves as a Portfolio Manager and Compliance Officer for the Adviser.  Mr. Christian has also served as a Portfolio Manager for WESPAC Advisors, LLC, a investment management consulting firm (“WESPAC Advisors”) since February 2004.  Prior to that time, Mr. Christian was with Sierra West Bank from March 1999 to February 2004 in the capacity of Investment Services Manager.  Mr. Christian is a graduate from Rutgers University where he received a B.A. degree in economics and labor relations.

Andrew B. Corradetti is a Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio.  Mr. Corradetti co-founded the Adviser in 2005 with Mr. Christian, and serves as a Portfolio Manager and Head Trader for the Adviser.  Mr. Corradetti has also served as a Portfolio Manager for WESPAC Advisors since January 2005.  Prior to joining WESPAC Advisors, Mr. Corradetti was a financial consultant at Charles Schwab & Co., Inc. and the active trader liason for the firm’s Nevada region from April 1999 to December 2004. Mr. Corradetti received his B.A. degree from the University of Nevada Las Vegas.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Please retain this supplement with your Prospectus.

Supplement dated November 17, 2008
to the
Fusion Global Long/Short Fund Statement of Additional Information
dated September 28, 2007

Effective November 14, 2008, Messrs. Gregory J. Christian and Andrew B. Corradetti will serve as co-Portfolio Managers of the Fusion Global Long/Short Fund (the “Fund”), a series of Trust for Professional Managers.  Mr. Michiel H. Hurley no longer serves as a Portfolio Manager of the Fund.

The disclosure in the section entitled “Management of the Fund – Portfolio Managers” on page B-21 of the Fund’s Statement of Additional Information is amended to read as follows:

Portfolio Managers

As disclosed in the Prospectus, Andrew Corradetti and Gregory Christian are the co-portfolio managers (the “Portfolio Managers”) for the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding accounts managed by the Portfolio Managers as of August 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	1	$18 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	260	$220 million	0	$0

The Adviser may also serve as the investment adviser to other accounts that have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.

The Portfolio Managers’ compensation as the Portfolio Managers of the Fund is based in part on the assets managed by the Adviser firm and also on the overall profitability of the Adviser.

As of August 31, 2008, the Portfolio Managers did not own any securities in the Fund.

Please retain this supplement with your Statement of Additional Information.